FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):   April 20, 2007
                                                  -------------------

                 WOODSTOCK FINANCIAL GROUP, INC.
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     (Exact name of registrant as specified in its charter)


          Georgia                 000-32997              58-2161804
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(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)          File Number)        Identification No.)

     117 Towne Lake Parkway, Suite 200,
              Woodstock, GA                               30188
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   (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code :   (800) 478-2602
                                                       --------------

                                 N/A
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    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)
   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)
   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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            INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.



Christopher Casdia resigned his position as Director and Chief
Operating Officer/Chief Compliance Officer of the Company,
effective April 20, 2007.   Mr. Casdia resigned voluntarily to
pursue other employment opportunities.




                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             WOODSTOCK FINANCIAL GROUP, INC
                             (Registrant)

Date: May 1, 2007            By: /s/WILLIAM J. RAIKE, III
                                 --------------------------
                                 William J. Raike, III
                                 President, Chief Executive Officer

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